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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                    WARBURG PINCUS GLOBAL FIXED INCOME FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The fund may purchase and write (sell) options on foreign currencies, and enter into foreign currency futures contracts, forward contracts or swaps, for hedging purposes, as described in the Prospectuses, and to seek to enhance total return (speculation). To the extent that the fund engages in these practices for speculation, it will be subject to credit, currency, liquidity, speculative exposure and valuation risk as described in "More About Risk -- Types of Investment Risk" in the Prospectuses.

Dated: August 13, 1999                                               16-0899 for
                                                                           WPBDF
                                                                           ADBDF